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                                                                   Exhibit 10.11


                            WEIRTON STEEL CORPORATION
                             SUPPLEMENTAL EXECUTIVE
                                 RETIREMENT PLAN



                    As Established Effective December 1, 1994
                                       and
                       As Amended Through January 1, 1998


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                                TABLE OF CONTENTS


                                                                  Page

ARTICLE I
         Introduction and Purpose                                 1

ARTICLE II
         Definitions                                              1

ARTICLE III
         Administration                                           4

ARTICLE IV
         Participation                                            6

ARTICLE V
         Target Benefit and Special Payment;
         Accrued Target Benefit and Special
         Payment;  Accrued Benefit and Special
         Payment                                                  6

ARTICLE VI
         Payments to Participants                                 14

ARTICLE VII
         Retirement Benefits                                      21

ARTICLE VIII
         Trust                                                    22

ARTICLE IX
         Amendment and Termination                                22

ARTICLE X
         Miscellaneous                                            23




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                                    ARTICLE I

                            Introduction and Purpose

         1.1 Weirton establishes and adopts this Plan to provide supplemental retirement benefits to a select group of management or highly compensated employees.

         1.2 It is intended that this Plan constitute an unfunded "top-hat" plan which provides deferred compensation benefits to a select group of management or highly compensated employees within the meaning of Section 201(2) of ERISA and that as a result thereof, this Plan is not subject to the provisions of ERISA.

         1.3 It is intended that any Trust which may be established by a Participant constitute an "employee grantor trust" within the meaning of Sections 671-679 of the Code.


                                   ARTICLE II

                                   Definitions

         2.1 As used in this Plan, the following terms shall have the meanings hereinafter set forth:

         "Plan" means the Weirton Steel Corporation Supplemental Executive Retirement Plan, as embodied herein and as amended from time to time.

         "Weirton" means Weirton Steel Corporation, a Delaware corporation, and any successor thereto which adopts this Plan.

         "Effective Date" means December 1, 1994

         "Accrued Benefit" is defined in Sections 5.5 and 5.6.

         "Accrued Target Benefit" is defined in Section 5.3(a) and (b).

         "Accrued Target Special Payment" is defined in Section 5.4.

         "Active Participant" is defined in Section 4.1(c).


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         "Actuarial Assumptions" is defined in Section 6.1(a).

         "Administrative Committee" means the committee appointed under Section 3.1(a) which administers the Plan.

         "Average Monthly Earnings" as of any date means Average Monthly Earnings for a Salaried Employee as defined in the Weirton Retirement Plan and as determined as of such date.

         "Beneficiary" means the beneficiary designated by a Participant to receive benefits under the Plan by reason of his death. Such beneficiary shall be designated by the Participant or Senior Participant in a written notice to the Administrative Committee. Any such designation may be revoked and a new beneficiary designated by written notice to the Administrative Committee. If upon the death of the Participant or Senior Participant there is no designated beneficiary then living, "Beneficiary" shall mean the first surviving class of the following classes of successive preference beneficiaries: (a) his surviving spouse; (b) his surviving children; (c) his surviving parents; (d) his surviving brothers and sisters; and (e) the executor or administrator of his estate.

         "Benefit Service" means Benefit Service as defined in the Weirton Retirement Plan or, if applicable, as provided for in a Participant's Employment Agreement; provided, however, that a Participant's actual and projected Benefit Service for purposes of the Plan shall not be determined in accordance with the Employment Agreement until so provided under the terms of such agreement.

         "Calculation Date" is defined in Section 5.1(a).

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means the Administrative Committee and the Investment Committee, individually and collectively.

         "Contribution Year" is defined in Section 6.2(a).

         "Earliest Benefit Payment Date" is defined in Section 7.2.

         "Employment Agreement" means the employment agreement between Weirton and a Participant hereunder.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

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         "Frozen Percentage" is defined in Section 5.1(a)(B).

         "Initial Active Participant" is defined in Section 4.1(a).

         "Investment Committee" means the committee appointed under Section 3.1(b) which manages the investment of the Trust.

         "IPP" means the Weirton Steel Corporation Income Protection Plan.

         "National Retirement Plan" means the National Steel Corporation Weirton Retirement Program (Plan 056), as in effect from time to time.

         "New Participant" is defined in Section 4.1(b).

         "Noncontributory Year" is defined in Section 6.9(a).

         "Participant" is defined in Section 4.1(c).

         "Pension Earnings" for any year means Earnings for a Salaried Employee as defined in the Weirton Retirement Plan and as determined for such year.

         "Retired Participant" is defined in Section 4.1(a).

         "Retirement Date" is defined in Section 5.5(A).

         "Service" means Service as defined in the Weirton Retirement Plan or, if applicable, as provided for in a Participant's Employment Agreement; provided, however, that a Participant's actual and projected Service for purposes of the Plan shall not be determined in accordance with the Employment Agreement until so provided under the terms of such agreement.

         "Special Payment" is defined in Section 5.7.

         "Target Benefit" is defined in Section 5.1(a) and (b).

         "Target Date" is defined in Section 5.1(a).

         "Target Special Payment" is defined in Section 5.2.

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         "Trust" means the trust which may be established by a Participant in accordance with ARTICLE VIII hereof. As to each applicable Participant, Trust shall mean the Trust established by him.

         "Vesting Date" is defined in Section 6.1(c).

         "Weirton CEO"  means Weirton's Chief Executive Officer.

         "Weirton Retirement Plan" means the Weirton Steel Corporation Retirement Plan (Plan 001), as in effect from time to time.

         "Weirton Senior SERP" means the Weirton Steel Corporation Supplemental Senior Executive Retirement Plan.

         2.2 The masculine pronoun shall be deemed to include the feminine, and the singular number shall be deemed to include the plural unless a different meaning is plainly required by the context.


                                   ARTICLE III

                                 Administration

         3.1(a) The complete authority to control and manage the operation and administration of the Plan shall be placed in the Administrative Committee. The Administrative Committee will consist of at least three members appointed from time to time by the Weirton CEO to serve at the pleasure thereof. Any member of the Administrative Committee may resign by delivering his written resignation to the Weirton CEO.

         (b) The general authority to control and manage the assets of the Trust shall be placed in the Investment Committee. The Investment Committee will consist of at least three members appointed from time to time by the Weirton CEO to serve at the pleasure thereof. Any member of the Investment Committee may resign by delivering his written resignation to the Weirton CEO.

         3.2 Subject to the limitations of the Plan, the Administrative Committee shall have all powers and duties necessary or appropriate to operate and administer the Plan. The Administrative Committee from time to time will establish rules for the administration and interpretation of the Plan and the transaction of its business. Without

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limiting the foregoing, the Administrative Committee shall have discretionary authority to construe the terms and provisions of the Plan, including, but not limited to, questions relating to eligibility for benefits, service and earnings and making reasonable estimates of Participants' earnings and the value of Trust assets for any year. In addition, the Administrative Committee is authorized to make recommendations to the Weirton CEO as to amendments to the Plan. The determination of the Administrative Committee as to any disputed question will be conclusive. All actions, decisions and interpretations of the Administrative Committee in administering the Plan will be performed in a uniform and non-discriminatory manner.

         3.3 Subject to the limitations of the Trust, the Investment Committee shall have all powers and duties necessary or appropriate to control and manage the assets of the Trust.

         3.4 Any act which the Plan or Trust authorizes or requires the Committee to do may be done by a majority of its members. The action of such majority, expressed by a vote at a meeting (conducted in person or by conference telephone call) or in writing without a meeting, will constitute the action of the Committee and will have the same effect for all purposes as if assented to by all members of the Committee at the time in office.

         3.5 The members of the Committee may authorize one or more of their number to execute or deliver any instrument or perform any other act which the Plan or Trust authorizes or requires the Committee to do.

         3.6 The Committee may employ counsel and other agents and may procure such clerical, accounting and other services as they may require in carrying out the provisions of the Plan and Trust.

         3.7 No member of the Committee will receive any compensation for his services as such. All expenses of administering the Plan and Trust, including, but not limited to, fees of accountants, counsel and other agents, will be paid by Weirton.

         3.8 Weirton will indemnify and save harmless each member of the Committee against all expenses and liabilities arising out of membership on the Committee, excepting only expenses and liabilities arising from his own gross negligence or willful misconduct, as determined by Weirton.




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                                   ARTICLE IV

                                  Participation

         4.1(a) The select group of active and retired (including deceased retired) management or highly compensated employees of Weirton as designated by Weirton shall become Initial Active Participants and Retired Participants, respectively, hereunder on the Effective Date. Retired Participant shall include the surviving spouse of a deceased Retired Participant on the Effective Date.

         (b) Any other selected management or highly compensated employee of Weirton shall become a New Participant hereunder on the later of the date he first becomes a salaried employee of Weirton in job class 56 or higher (or such equivalent job class, if applicable) or January 1, 1995.

         (c) Initial Active Participants and New Participants, collectively, are referred to as Active Participants. Initial Active Participants, Retired Participants and New Participants, collectively, are referred to as Participants.

         4.2(a) An Initial Active Participant shall remain as an Active Participant hereunder as long as he remains as a salaried exempt employee of Weirton.

         (b) If the job class of a New Participant is reduced below job class 56, such Participant shall cease to be an Active Participant hereunder as of the date his job class is reduced below job class 56. If such a Participant is promoted to job class 56 or higher, he will again become an Active Participant on the effective date of his promotion.


                                    ARTICLE V

Target Benefit and Special Payment; Accrued Target Benefit and Special Payment;
                       Accrued Benefit and Special Payment

         5.1(a) An Initial Active Participant's Target Benefit at the Effective Date or any subsequent January 1 (the "Calculation Date") is a monthly benefit payable in the form of a single life annuity for his life commencing on the first day of the month coincident with or next following his 62nd birthday or the Effective Date, if later (the "Target Date") which is equal to the greater of (A) or (B) reduced by the sum of (C) and (D).

                  (A) 1.7% of the number of years (and fractions to the nearest month) of the Initial Active Participant's projected or actual Benefit Service at the Target Date assuming, if applicable, continued employment with Weirton to such date

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         multiplied by his Average Monthly Earnings projected to the Target
         Date, if applicable. For the purpose of this paragraph, such Participant's Pension Earnings are projected through the Target Date using the salary scale and bonus and profit sharing payment assumptions as determined in accordance with Section 6.1(a) and his Average Monthly Earnings is determined based on such projected Pension Earnings.

                  (B) The sum of (i) 1.6% of the number of years (and fractions to the nearest month) of the Initial Active Participant's projected or actual Benefit Service from January 1, 1990 to the Target Date, and
         (ii) the Initial Active Participant's Frozen Percentage as designated by Weirton multiplied by his Average Monthly Earnings projected to the Target Date, if applicable, determined in the same manner as set forth in paragraph (A) above.

                  (C) The Initial Active Participant's projected monthly regular pension at the Target Date based on the terms and conditions of the Weirton Retirement Plan as in effect on the Calculation Date assuming, if applicable, continued employment with Weirton to the Target Date with continued Pension Earnings projected through the Target Date using the salary scale and bonus and profit sharing payment assumptions as determined in accordance with Section 6.1(a); provided, however that such Pension Earnings shall be subject to the limitation set forth in
         Section 401(a)(17) of the Code, which limitation is projected through the Target Date using the inflation rate assumption as determined in accordance with Section 6.1(a).

                  (D) The Initial Active Participant's projected monthly regular pension at the Target Date based on the terms and conditions of the National Retirement Plan as in effect on the Calculation Date assuming, if applicable, continued employment with Weirton to the Target Date.

To the extent an Initial Active Participant's regular pension under the Weirton Retirement Plan would be subject to actuarial reduction if he retired on the Target Date, the amounts set forth in (A), (B), (C) and (D) above shall be subject to such reduction.

The pension amounts determined in paragraphs (C) and (D) shall be limited in accordance with Code Section 415(b) as in effect on the Calculation Date, but projecting the dollar limit in Code Section 415(b)(1)(A) to the Target Date using the inflation rate as determined in accordance with Section 6.1(a).

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         (b) A New Participant's Target Benefit at the Calculation Date is a
monthly benefit payable in the form of a single life annuity for his life commencing on the Target Date which is equal to (A) reduced by the sum of (B) and (C).

                  (A) 1.7% of the number of years (and fractions to the nearest month) of the New Participant's projected Benefit Service at the Target Date assuming continued employment with Weirton to such date multiplied by his Average Monthly Earnings projected to the Target Date, if applicable, determined in the same manner as set forth in paragraph
         (a)(A) of this Section.

                  (B) The New Participant's projected monthly regular pension at the Target Date based on the terms and conditions of the Weirton Retirement Plan as in effect on the Calculation Date assuming continued employment with Weirton to the Target Date with continued Pension Earnings projected through the Target Date using the salary scale and bonus and profit sharing payment assumptions as determined in accordance with Section 6.1(a); provided, however that such Pension Earnings shall be subject to the limitation set forth in Section 401(a)(17) of the Code, which limitation is projected through the Target Date using the inflation rate assumption as determined in accordance with Section 6.1(a).

                  (C) The New Participant's projected monthly regular pension at the Target Date based on the terms and conditions of the National Retirement Plan as in effect on the Calculation Date assuming continued employment with Weirton to the Target Date.

To the extent a New Participant's regular pension under the Weirton Retirement Plan would be subject to actuarial reduction if he retired on the Target Date, the amounts set forth in (A), (B) and (C) above shall be subject to such reduction.

The pension amounts determined in paragraphs (B) and (C) shall be limited in accordance with Code Section 415(b) as in effect on the Calculation Date, but projecting the dollar limit in Code Section 415(b)(1)(A) to the Target Date using the inflation rate as determined in accordance with Section 6.1(a).

         5.2 An Active Participant's Target Special Payment at any Calculation Date is a lump sum amount payable on the Target Date equal to (A) reduced by the sum of (B) and (C).

                  (A) 13 or 14 (whichever is applicable based on the number of weeks of vacation to which the Active Participant would be entitled in the year in which the Target Date falls assuming, if applicable, continued employment with Weirton to

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         such date) multiplied by 1/12th of his projected Pension Earnings for the 12-month period preceding the Target Date, divided by 4-1/3 and further multiplied by the applicable Special Payment Factor as designated by Weirton. The amount determined under the next preceding sentence is then reduced by the projected vacation pay of such Participant in the calendar year which includes the Target Date, assuming that such Participant will take four weeks of vacation in such year and that his Pension Earnings increase in accordance with the salary scale assumption as determined in accordance with Section 6.1(a).

                  (B) The Active Participant's projected special payment at the Target Date assuming retirement on such date based on the terms and conditions of the Weirton Retirement Plan as in effect on the Calculation Date and assuming, if applicable, continued employment with Weirton to the Target Date and further assuming that such Participant will take four weeks of vacation in such year and that his vacation pay increases in accordance with the salary scale assumption as determined in accordance with Section 6.1(a).

                  (C) The Active Participant's projected special payment at the Target Date assuming retirement on such date based on the terms and conditions of the National Retirement Plan as in effect on the Calculation Date and assuming, if applicable, continued employment with Weirton to the Target Date.

Notwithstanding the foregoing provisions of this Section, an Active Participant's Target Special Payment shall be zero if such Participant's projected Service as of the Target Date is less than 15 years (ten years if such Participant will be over age 65 as of the Target Date). If the next preceding sentence is applicable to any Active Participant, such Participant's regular monthly pension under the Weirton Retirement Plan is assumed to commence immediately following the Target Date.

         5.3(a) An Initial Active Participant's Accrued Target Benefit at any Calculation Date is a monthly benefit payable in the form of a single life annuity for his life commencing on the Target Date or, if later, the Calculation Date, which is equal to the greater of (A) or (B) reduced by the sum of (C) and
(D).

                  (A) 1.7% of the number of years (and fractions to the nearest month) of the Initial Active Participant's Benefit Service at the Calculation Date multiplied by his Average Monthly Earnings as of such date.

                  (B) The sum of (i) 1.6% of the number of years (and fractions to the nearest month) of the Initial Active Participant's Benefit Service from January 1,

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         1990 to the Calculation Date, and (ii) the Initial Active Participant's
         Frozen Percentage as designated by Weirton multiplied by his Average Monthly Earnings as of the Calculation Date.

                  (C) The Initial Active Participant's accrued monthly regular pension at the Calculation Date payable in the form of a single life annuity for his life commencing on the Target Date based on the terms and conditions of the Weirton Retirement Plan as in effect on the Calculation Date.

                  (D) The Initial Active Participant's accrued monthly regular pension at the Calculation Date payable in the form of a single life annuity for his life commencing on the Target Date based on the terms and conditions of the National Retirement Plan as in effect on the Calculation Date.

To the extent an Initial Active Participant's regular pension under the Weirton Retirement Plan would be subject to actuarial reduction if he retired on the Target Date, the amounts set forth in (A), (B), (C) and (D) above shall be subject to such reduction.

The pension amounts determined in paragraphs (C) and (D) shall be limited in accordance with Code Section 415(b) as in effect on the Calculation Date, but projecting the dollar limit in Code Section 415(b)(1)(A) to the Target Date using the inflation rate as determined in accordance with Section 6.1(a).

         (b) A New Participant's Accrued Target Benefit at any Calculation Date is a monthly benefit payable in the form of a single life annuity for his life commencing on the Target Date or, if later, the Calculation Date, which is equal to (A) reduced by the sum of (B) and (C).

                  (A) 1.7% of the number of years (and fractions to the nearest month) of the New Participant's Benefit Service at the Calculation Date multiplied by his Average Monthly Earnings as of the Calculation Date.

                  (B) The New Participant's accrued monthly regular pension at the Calculation Date payable in the form of a single life annuity for his life commencing on the Target Date based on the terms and conditions of the Weirton Retirement Plan as in effect on the Calculation Date.

                  (C) The New Participant's accrued monthly regular pension at the Calculation Date payable in the form of a single life annuity for his life commencing on the Target Date based on the terms and conditions of the National Retirement Plan as in effect on the Calculation Date.


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To the extent a New Participant's regular pension under the Weirton Retirement
Plan would be subject to actuarial reduction if he retired on the Target Date, the amounts set forth in (A), (B) and (C) above shall be subject to such reduction.

The pension amounts determined in paragraphs (B) and (C) shall be limited in accordance with Code Section 415(b) as in effect on the Calculation Date, but projecting the dollar limit in Code Section 415(b)(1)(A) to the Target Date using the inflation rate as determined in accordance with Section 6.1(a).

         5.4 An Active Participant's Accrued Target Special Payment at any Calculation Date is a lump sum amount payable on the Calculation Date equal to
(A) reduced by the sum of (B) and (C).

                  (A) 13 or 14 (whichever is applicable based on the number of weeks of vacation to which the Active Participant would be entitled in the year in which the Calculation Date falls) multiplied by his monthly Pension Earnings as of the Calculation Date divided by 4-1/3 and further multiplied by the applicable Special Payment Factor as designated by Weirton. The amount determined under the next preceding sentence is then reduced by the vacation pay of such Participant in the calendar year which includes the Calculation Date, assuming that such Participant will take four weeks of vacation in such year.

                  (B) The Active Participant's special payment at the Calculation Date assuming retirement with eligibility for a special payment on such date based on the terms and conditions of the Weirton Retirement Plan as in effect on the Calculation Date.

                  (C) The Active Participant's special payment at the Calculation Date assuming retirement with eligibility for a special payment on such date based on the terms and conditions of the National Retirement Plan as in effect on the Calculation Date.

Notwithstanding the foregoing provisions of this paragraph, an Active Participant's Accrued Target Special Payment shall be zero if such Participant's Service as of the Calculation Date is less than 15 years (ten years if such Participant is over age 65 as of the Calculation Date). If the next preceding sentence is applicable to any Active Participant, such Participant's regular monthly pension under the Weirton Retirement Plan is assumed to commence immediately following the Target Date.


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         5.5 A Retired Participant's Accrued Benefit at the Effective Date is a
monthly benefit payable in the form of a single life annuity for his life commencing on the Effective Date which is equal to the greater of (A) or (B) reduced by the sum of (C) and (D).

                  (A) 1.7% of the number of years (and fractions to the nearest month) of the Retired Participant's Benefit Service at the date of his retirement from service with Weirton (the "Retirement Date") multiplied by his Average Monthly Earnings at his Retirement Date.

                  (B) The sum of (i) 1.6% of the number of years (and fractions to the nearest month) of the Retired Participant's Benefit Service from January 1, 1990 to his Retirement Date, and (ii) the Retired Participant's Frozen Percentage as designated by Weirton, multiplied by his Average Monthly Earnings at his Retirement Date.

                  (C) The Retired Participant's actual monthly regular pension at the Effective Date under the Weirton Retirement Plan determined as if it were being paid in the form of a single life annuity for his life.

                  (D) The Retired Participant's actual monthly regular pension at the Effective Date under the National Retirement Plan determined as if it were being paid in the form of a single life annuity for his life.

To the extent a Retired Participant's regular pension under the Weirton Retirement Plan is subject to actuarial reduction, the amounts set forth in (A) and (B) above shall be subject to such reduction.

         5.6(a) An Initial Active Participant's Accrued Benefit at his Retirement Date is a monthly benefit payable in the form of a single life annuity for his life commencing on his Retirement Date which is equal to the greater of (A) or (B), reduced by the sum of (C) and (D).

                  (A) 1.7% of the number of years (and fractions to the nearest month) of the Active Participant's Benefit Service at his Retirement Date multiplied by his Average Monthly Earnings at his Retirement Date.

                  (B) The sum of (i) 1.6% of the number of years (and fractions to the nearest month) of the Initial Active Participant's Benefit Service from January 1, 1990 to his Retirement Date, and (ii) the Initial Active Participant's Frozen Percentage multiplied by his Average Monthly Earnings at his Retirement Date.

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                  (C) The Initial Active Participant's actual monthly regular pension at his Retirement Date under the Weirton Retirement Plan determined as if it were being paid in the form of a single life annuity for his life.

                  (D) The Initial Active Participant's actual monthly regular pension at his Retirement Date under the National Retirement Plan determined as if it were being paid in the form of a single life annuity for his life.

To the extent an Initial Active Participant's regular pension from the Weirton Retirement Plan is subject to actuarial reduction upon his retirement, the amounts set forth in (A) and (B) above shall be subject to such reduction.

         (b) A New Participant's Accrued Benefit at his Retirement Date is a monthly benefit payable in the form of a single life annuity for his life commencing on his Retirement Date which is equal to (A) reduced by the sum of
(B) and (C).

                  (A) 1.7% of the number of years (and fractions to the nearest month) of the New Participant's Benefit Service at his Retirement Date multiplied by his Average Monthly Earnings at his Retirement Date.

                  (B) The New Participant's actual monthly regular pension at his Retirement Date under the Weirton Retirement Plan determined as if it were being paid in the form of a single life annuity for his life.

                  (C) The New Participant's actual monthly regular pension at his Retirement Date under the National Retirement Plan determined as if it were being paid in the form of a single life annuity for his life.

To the extent a New Participant's regular pension from the Weirton Retirement Plan is subject to actuarial reduction upon his retirement, the amount set forth in (A) above shall be subject to such reduction.

         5.7 An Active Participant's Special Payment at his Retirement Date is a lump sum amount payable on his Retirement Date equal to (A) reduced by the sum of (B), (C) and (D).

                  (A) 13 or 14 (whichever is applicable based on the number of weeks of vacation to which the Active Participant is entitled in the year in which his Retirement Date falls) multiplied by his monthly Pension Earnings as of his Retirement Date divided by 4-1/3 and further multiplied by the applicable Special Payment Factor as designated by Weirton.

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                  (B) The actual vacation pay received from Weirton during the year in which his Retirement Date falls.

                  (C) The Active Participant's actual special payment at his Retirement Date under the Weirton Retirement Plan.

                  (D) The Active Participant's actual special payment at his Retirement Date under the National Retirement Plan.

Notwithstanding the foregoing provisions of this Section, (i) an Active Participant is not entitled to a Special Payment under this Section if he is not entitled to receive a special payment under the Weirton Retirement Plan, and
(ii) in the event an Active Participant has received a Special Payment under the Weirton Retirement Plan as a result of a prior retirement from Weirton, Sections 5.2, 5.4 and 5.7 shall not apply to such Participant. If an Active Participant is not entitled to receive a Special Payment hereunder, his regular monthly pension under the Weirton Retirement Plan is assumed to commence immediately following his retirement.



                                   ARTICLE VI

                            Payments to Participants

         6.1(a) Weirton shall make a cash payment to each Initial Active Participant within 30 days after the Effective Date in an amount (less applicable withholding) equal to the present value as of the Effective Date of the Initial Active Participant's after-tax Accrued Target Benefit and Accrued Target Special Payment as of the January 1, 1995 Calculation Date based on actuarial assumptions relating to pre-retirement after-tax interest rate, post-retirement after-tax interest rate, inflation rate, mortality, salary scale, bonus and profit sharing payments, pre-retirement tax rate and post-retirement tax rate (the "Actuarial Assumptions") as determined by Weirton (upon the recommendation of the Administrative Committee). The Actuarial Assumptions applicable to any later year shall be determined by Weirton (upon the recommendation of the Administrative Committee).

         (b) Weirton shall make a cash payment to each New Participant not later than December 31 of the calendar year in which he becomes a New Participant in an amount (less applicable withholding) equal to the present value as of the Calculation Date
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immediately following the end of such year of the New Participant's after-tax
Accrued Target Benefit and Accrued Target Special Payment as of such Calculation Date, based on the Actuarial Assumptions.

         (c) Notwithstanding the provisions of paragraphs (a) and (b) of this Section, if an Initial Active Participant or New Participant has not completed five years of Service with Weirton as of the applicable date of payment under paragraph (a) or (b), no payment hereunder shall be made to such Participant under paragraph (a) or (b) and Weirton shall make a cash payment to each such Participant not later than December 31 of (i) the calendar year in which he completes five years of Service or, if earlier, (ii) the first calendar year for which a payment hereunder is to be made to such Participant pursuant to his Employment Agreement (the "Vesting Date") in an amount (less applicable withholding) equal to the present value as of the January 1 following the Vesting Date of the Initial Active Participant's or New Participant's after-tax Accrued Target Benefit and Accrued Target Special Payment as of the Calculation Date next following the Vesting Date, based on the Actuarial Assumptions.

         (d) If the Initial Active Participant or New Participant notifies the Administrative Committee at least 15 days before the payment to him under paragraph (a), (b) or (c), as applicable, of this Section that he will contribute the amount of such payment to the Trust, Weirton shall make an additional cash payment to him at the same time in an amount (less applicable withholding) equal to the amount needed to compensate the Participant for additional income tax liability resulting from the payment under paragraph (a),
(b) or (c) and this paragraph (d) estimated in accordance with the applicable pre-retirement tax rate as determined in accordance with Section 6.1(a).

         6.2(a) For the calendar year which commences (i) with the 1995 calendar year for an Initial Active Participant (except for any such Participant referred to in Section 6.1(c)), (ii) with the calendar year next following the effective date of participation for a New Participant (except for any such Participant referred to in Section 6.1(c)), and (iii) with the calendar year next following the year in which the Vesting Date of an Initial Active Participant or New Participant referred to in Section 6.1(c) falls, and for each subsequent calendar year which ends prior to the earlier of (i) the Active Participant's Target Date, or (ii) the date of the Active Participant's separation from service with Weirton for any reason (each such calendar year shall be a "Contribution Year"), Weirton shall make a cash payment not later than December 31 of the applicable Contribution Year to each Active Participant in an amount (less applicable withholding) equal to the sum of (A) and (B).

                  (A) The present value as of the Calculation Date of the increase or decrease in such Participant's Accrued Target Benefit and Accrued Special Payment from the previous Calculation Date to this Calculation Date.

                  (B) An adjustment equal to the accumulated difference, as of the Calculation Date, between the actual after-tax investment return and the applicable pre-retirement after-tax interest rate as determined in accordance with Section 6.1(a), amortized over the period between the Calculation Date and such Participant's Target Date based on the applicable pre-retirement after-tax interest rate as determined in accordance with Section 6.1(a). For any Noncontributory Year for an Active Participant referred to in Section 6.9(a), this paragraph (B) shall be applied using imputed investment income as if his cash payments had been contributed to the Trust, but only to the extent that such application reduces the amount of the cash payment otherwise calculated for such Participant.

Notwithstanding the foregoing, the cash payment to any Active Participant under this paragraph (b) for any Contribution Year shall not exceed the excess, if any, of (i) the present value as of the Calculation Date immediately following the end of such year of his after-tax Accrued Target Benefit and after-tax Accrued Special Payment as of such date over (ii) the value of the Trust assets as of the last day of such year (reduced by the expected tax on Trust investment income for such year).

         (b) If the Active Participant notifies the Administrative Committee at least 15 days before the payment to him under paragraph (a) of this Section that he will contribute the amount of such payment to the Trust, Weirton shall make an additional cash payment to him at the same time in an amount (less applicable withholding) equal to the amount needed to compensate the Participant for additional income tax liability resulting from the payment under paragraph (a) and this paragraph (b) estimated in accordance with the applicable pre-retirement tax rate as determined in accordance with Section 6.1(a).

         6.3(a) Weirton shall make a cash payment to each Retired Participant not later than February 1, 1995 in an amount (less applicable withholding) equal to the present value as of the Effective Date of the Retired Participant's after-tax Accrued Benefit as of the Effective Date based on the Actuarial Assumptions.

         (b) Weirton shall make an additional cash payment to him at the same time in an amount (less applicable withholding) equal to the amount needed to compensate the Participant for additional income tax liability resulting from the payment under paragraph (a) and this paragraph (b) estimated in accordance with the applicable pre- and post-retirement tax rates as determined in accordance with Section 6.1(a).

         6.4(a) Notwithstanding the foregoing provisions of this ARTICLE, if an Active Participant completes 30 years of Service (without regard to any additional Service granted pursuant to the terms of his Employment Agreement) prior to December 31 of any year preceding his Target Date or if an Active Participant's Employment Agreement so provides, Weirton shall make an additional cash payment to such Participant not later than December 31 of such year in an amount (less applicable withholding) equal to the excess, if any, of the sum of
(i) 90% (or such greater percentage as determined in accordance with such Participant's Employment Agreement) of the present value as of such December 31 of his after-tax Accrued Benefit as of such date, (ii) 90% (or such greater percentage as determined in accordance with such Participant's Employment Agreement) of the present value of his after-tax Special Payment as of such December 31, and (iii) 90% (or such greater percentage as determined in accordance with such Participant's Employment Agreement) of the present value as of such December 31 of his after-tax Accrued Target Benefit under the Weirton Senior SERP, over the sum of (iv) the value of the Trust assets under this Plan as of such date (reduced by the expected tax on Trust investment income for such year), and (v) the value of the assets in the Trust under the Weirton Senior SERP as of such date (reduced by the expected tax on Trust investment income for such year), with all such amounts estimated on the basis of the Actuarial Assumptions.

         (b) If the Active Participant notifies the Administrative Committee at least 15 days before the payment to him under paragraph (a) of this Section that he will contribute the amount of such payment to the Trust, Weirton shall make an additional cash payment to him at the same time in an amount (less applicable withholding) equal to the amount needed to compensate the Participant for additional income tax liability resulting from the payment under paragraph (a) and this paragraph (b) estimated in accordance with the applicable pre-retirement tax rate as determined in accordance with Section 6.1(a).

         6.5(a) For an Active Participant who retires from service with Weirton under the terms of the Weirton Retirement Plan prior to December 31 of the year preceding the Target Date, Weirton shall make a cash payment to each such Participant not later than December 31 following his Retirement Date in an amount (less applicable withholding) equal to the excess, if any, of the present value as of his Retirement Date of his after-tax Accrued Benefit and Special Payment as of such date based on the Actuarial Assumptions over the value of the Trust assets as of such date (reduced by the expected tax on Trust investment income for such year).

         (b) If the Active Participant notifies the Administrative Committee at least 15 days before the payment to him under paragraph (a) of this Section that he will contribute the amount of such payment to the Trust, Weirton shall make an additional cash payment to him at the same time in an amount (less applicable withholding) equal to the amount needed to compensate the Participant for additional income tax liability resulting from the payment under paragraph (a) and this paragraph (b) estimated in accordance with the applicable pre-retirement tax rate as determined in accordance with Section 6.1(a).

         6.6(a) For an Active Participant who remains in service with Weirton as of December 31 of the year preceding the Target Date, Weirton shall make an additional cash payment to each such Participant not later than December 31 of such year in an amount (less applicable withholding) equal to the excess, if any, of the sum of (i) the present value as of the Target Date of his after-tax Accrued Benefit as of such date and (ii) the value of his after-tax Special Payment as of the Target Date, over (iii) the value of the Trust assets as of such date (reduced by the expected tax on Trust investment income for such year), with all such amounts estimated on the basis of the Actuarial Assumptions.

         (b) If the Active Participant notifies the Administrative Committee at least 15 days before the payment to him under paragraph (a) of this Section that he will contribute the amount of such payment to the Trust, Weirton shall make an additional cash payment to him at the same time in an amount (less applicable withholding) equal to the amount needed to compensate the Participant for additional income tax liability resulting from the payment under paragraph (a) and this paragraph (b) estimated in accordance with the applicable pre-retirement tax rate as determined in accordance with Section 6.1(a).

         6.7(a) For an Active Participant who remains in active service with Weirton after the Target Date, for each Contribution Year in which he is in active service on December 31 and for the year in which he retires or separates from service with Weirton, Weirton shall make a cash payment to each such Participant within 30 days after the end of each such year or after his retirement or termination date, as applicable, in an amount (less applicable withholding) equal to the excess, if any, of the sum of (i) the present value as of the last day of such year or his retirement or termination date, as applicable, of his after-tax Accrued Benefit as of such date and (ii) the value of his after-tax Special Payment as of such date, over (iii) the value of the Trust assets as of such date (reduced by the expected tax on Trust investment income for such year), based on the Actuarial Assumptions.

         (b) If the Active Participant notifies the Administrative Committee at least 15 days before the payment to him under paragraph (a) of this Section that he will contribute the amount of such payment to the Trust, Weirton shall make an additional cash payment to him at the same time in an amount (less applicable withholding) equal to the amount needed to compensate the Participant for additional income tax liability resulting from the payment under paragraph (a) and this paragraph (b) estimated in accordance with the applicable pre-retirement tax rate as determined in accordance with Section 6.1(a).

         6.8(a) If an Active Participant's separation from service with Weirton occurs other than by reason of retirement under the terms of the Weirton Retirement Plan, involuntary termination of employment or death or if a Participant ceases to be such pursuant to Section 4.2, Weirton shall not make a payment to such Participant for the year in which such separation or cessation occurred or for any subsequent year.

         (b) If an Active Participant's separation from service with Weirton occurs by reason of death, Weirton shall make a cash payment to the Beneficiary of such Participant not later than December 31 after such Participant's death in the same amount (less applicable withholding) that would have been made to such Participant, if any, as determined in Section 6.5(a) and (b) had he retired from service with Weirton on the date of his death if eligible for retirement under the Weirton Retirement Plan on such date; provided, however, that if such Participant was not eligible to retire under the Weirton Retirement Plan on the date of his death, Weirton shall make a cash payment to the Beneficiary of such Participant not later than December 31 after such Participant's death in the same amount (less applicable withholding) that would have been made to such Participant as determined in Section 6.2(a) and (b) had he remained in active service with Weirton as of the last day of such year. No further payments shall be made on behalf of such Participant for any subsequent year.

         (c) If an Active Participant's separation from service with Weirton occurs by reason of involuntary termination of employment, Weirton shall make a cash payment to such Participant not later than December 31 after such Participant's separation. The amount of such payment shall be determined on the basis of the assumptions in effect as of the Calculation Date next preceding such Participant's separation date and shall equal --

                  (A) the amount of the payment (less applicable withholding) that would have been made to such Participant as determined in Section 6.2(a) and (b) had he remained in active service with Weirton as of the last day of such year,

                  (B) multiplied by a fraction, the numerator of which is the number of months from the first day of such year through the last day of the month in which such separation occurred, and the denominator of which is 12.

No further payments shall be made to such Participant for any subsequent year.

         (d) For purposes of paragraph (c) of this Section, the date of a Participant's separation by reason of involuntary termination of employment shall be determined as follows --

                  (A) For a Participant who is a party to an Employment Agreement, such separation date shall be determined in accordance with such agreement.

                  (B) For a Participant who is not a party to an Employment Agreement and who is receiving severance pay following his last day worked, such separation date shall be the date of expiration of such severance pay.

                  (C) For a Participant who is not a party to an Employment Agreement and who is receiving severance pay and IPP benefits following his last day worked, such separation date shall be the date of expiration of such severance pay, without regard to continuance of IPP benefits thereafter.

         6.9 Notwithstanding the foregoing provisions of this ARTICLE:

         (a) If an Active Participant does not contribute the payments to him under Sections 6.1 and 6.2 to the Trust for any calendar year (the "Noncontributory Year"), Sections 6.4, 6.5, 6.6, 6.7 and 6.8(b) shall not apply to such Active Participant. Following a Noncontributory Year, no further payments to such Participant under the Plan may be contributed to the Trust and no payments will be made to him under Section 6.2(b).

         (b) If an Active Participant who remains in active service with Weirton after the Target Date elects to receive his benefits under the Plan prior to his retirement from service, no further payments shall be made to such Participant for the year in which he receives his benefits hereunder or for any subsequent year.

         (c) The cash payment under Section 6.2(a), 6.4(a), 6.5(a) or 6.6(a), as applicable, shall be limited to the amount by which such payment (without reduction for withholding) is greater than the excess of (i) the present value of the sum of (x) the Participant's after-tax Target Benefit and (y) the Participant's after-tax Target Special Payment, over (ii) the value of the Trust assets (reduced by the expected tax on Trust investment income for the applicable year), both calculated as of the applicable Calculation Date.

         6.10 For an Active Participant to whom Section 6.4(a) applies, in the event that the sum of (i) the value of the assets in the Trust under this Plan and (ii) the value of the assets in the Trust under the Weirton Senior SERP as of the last day of any year after the year for which the additional cash payment under Section 6.4(a) is made (exclusive of the year in which he retires) exceeds the sum of (i) the present value of the Participant's after-tax Accrued Benefit as of such date, (ii) the present value of his after-tax Special Payment as of such date, and (iii) the present value of the Participant's Accrued Target Benefit under the Weirton Senior SERP as of such date, such Active Participant shall pay the amount of such excess to Weirton from the assets of the Trust under this Plan not later than 30 days after the end of such year. Notwithstanding the foregoing, no payment under this Section shall be required as of the last day of any year after such Participant's 62nd birthday.


                                   ARTICLE VII

                               Retirement Benefits

         7.1 All retirement benefits payable hereunder shall be paid solely from the Trust.

         7.2 Upon an Active Participant's Target Date or, if earlier, upon his death, retirement from service with Weirton with eligibility for an unreduced regular pension or involuntary termination of employment with Weirton, as determined by the Administrative Committee (the "Earliest Benefit Payment Date"), such Participant (or, in the case of his death, his Beneficiary) shall be entitled to receive benefits hereunder.

         7.3(a) The assets in the Trust and/or the proceeds of the disposition thereof shall be paid to the Participant or his Beneficiary in a lump sum, in cash and/or in kind, as elected by the Participant or Beneficiary, within 60 days after the end of the calendar year in which his Earliest Benefit Payment Date occurs.

         (b) Notwithstanding the provisions of paragraph (a) of this Section, the provisions of paragraph (a) shall not apply to an Active Participant who remains in active service with Weirton after the Target Date unless he elects to receive his benefits under such paragraph prior to the end of the year in which the Target Date falls. If an Active Participant referred to in the preceding sentence does not make the election referred to therein, he may elect to receive his benefits hereunder under paragraph (a) as of the end of any subsequent year in which he remains in active service with Weirton. If such an Active Participant does not elect to receive his benefits prior to his retirement from service, the payment of benefits referred to in paragraph (a) shall be made within 60 days after the end of the calendar year in which his Retirement Date occurs.

         7.4 A Participant shall, prior to the filing of his Federal income tax return for any such year, withdraw from the Trust an amount equal to the applicable pre-retirement tax rate percentage of the Trust income which is taxable to him for any calendar year which ends prior to the payment under
Section 7.3.

                                  ARTICLE VIII

                                      Trust

         8.1 A Participant may, as grantor, establish a Trust with a bank or trust company designated by Weirton, as trustee.

         8.2 Payments to a Participant under ARTICLE VI may be contributed to the Trust in accordance with and subject to the provisions hereof.

         8.3 Retirement benefits under ARTICLE VII shall be paid from the Trust.

         8.4 The investment of the assets in the Trust shall be managed by the Investment Committee in accordance with the terms and provisions of the Trust.


                                   ARTICLE IX

                            Amendment and Termination

         9.1 Weirton, by action of the Weirton CEO upon the recommendation of the Administrative Committee, may, except as otherwise provided in this Section, at any time modify or amend, in whole or in part, any or all of the provisions of the Plan. Any such amendment shall be by an instrument in writing executed on behalf of Weirton by the Weirton CEO. Upon the execution and delivery of any such instrument, the Plan shall be deemed to have been amended in the manner set forth therein, and Weirton and each Participant, former Participant, and the Beneficiary of either of the foregoing shall be bound thereby; provided, however, that no such amendment may cause a reduction in an amount previously paid to any Participant hereunder or have any adverse effect on any Trust established by a Participant.

         9.2 Weirton, by action of the Weirton CEO, may discontinue payments to Participants hereunder or terminate the Plan in part or in whole at any time.

         9.3 Upon termination of the Plan in its entirety, the entire fair market value of the assets in the Trust shall be paid to the applicable Participant or Beneficiary within 60 days after the effective date of such termination.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Nothing in the Plan shall be construed as a contract of employment between Weirton and a Participant, and the Plan shall not afford a Participant a right of continued employment with Weirton.

         10.2 Payments and benefits under this Plan may not be assigned or hypothecated. To the extent permitted by law, no such payments or benefits shall be subject to legal process or attachment for the payment of any claim of any person entitled to receive the same.

         10.3 The validity of the Plan or of any of its provisions shall be determined under, and it shall be construed and administered according to, the laws of the State of West Virginia.